NOTE 6: PROMISSORY NOTE	12 Months Ended
Dec. 31, 2019
Trade and other receivables [abstract]
PROMISSORY NOTE

On January 11, 2019, pursuant to the completion of the sale of assets held for sale, the Company acquired a promissory note in the amount of $122,500. Interest revenue for the year ended December 31, 2019 was $4,977 (year ended December 31, 2018 - $nil) of which $4,904 was collected during the year ended December 31, 2019 (year ended December 31, 2018 - $nil). The promissory note accrues interest at a rate of 6% per annum and is due in full on February 1, 2021.

The maximum credit exposure related to the promissory note is $122,500. The land is being developed by the purchaser into a duplex which will be sold upon completion. The promissory note is secured by the land and building sold. Despite the negative impacts of COVID-19 on the global economy, the Oregon Real Estate Board sales figures show a four percent annual median sale price increase in April 2020 as compared to April 2019. Company has not provided for credit losses with respect to the promissory note as full recovery is anticipated and in the event of default, the value of the collateral has increased since the time of sale and therefore is anticipated to be sufficient to recover the principal and interest balances.